UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 19, 2016

AT&T INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas		75202
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this filing contains financial estimates and other forward-looking statements that are subject to risks and uncertainties, and actual results may differ materially. A discussion of factors that may affect future results is contained in AT&T Inc.’s (“AT&T”) filings with the Securities and Exchange Commission. AT&T disclaims any obligation to update or revise statements contained in this filing based on new information or otherwise.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Acquired Business.

The audited consolidated balance sheets of DIRECTV and subsidiaries as of December 31, 2014 and December 31, 2013 and the related consolidated statements of operations, comprehensive income, changes in stockholders’ deficit and redeemable noncontrolling interest, and cash flows for each of the three years in the period ended December 31, 2014, and the notes related thereto, and the financial statement schedule, are incorporated by reference as Exhibit 99.1 hereto and are incorporated by reference into this Item 9.01(a).

The Report of Independent Registered Public Accounting Firm, issued by Deloitte & Touche LLP, dated February 24, 2015, relating to the DIRECTV financial statements and financial statement schedule are incorporated by reference as Exhibit 99.2 hereto and are incorporated by reference into this Item 9.01(a).

The unaudited consolidated balance sheets of DIRECTV and subsidiaries as of June 30, 2015 and the related consolidated statements of operations, comprehensive income, and cash flows for the period ended June 30, 2015, and the notes related thereto, are incorporated by reference as Exhibit 99.3 hereto and are incorporated by reference into this Item 9.01(a).

(b)	Pro Forma Financial Information.

The following information is attached hereto as Exhibit 99.4 and incorporated herein by reference:

(i)	Unaudited Pro Forma Condensed Combined Consolidated Statement of Income for the year ended December 31, 2015.

(ii)	Notes to the Unaudited Pro Forma Condensed Combined Consolidated Statement of Income for the year ended December 31, 2015.

(d)	Exhibits

99.1	The audited consolidated balance sheets of DIRECTV and subsidiaries as of December 31, 2014 and December 31, 2013 and the related consolidated statements of operations, comprehensive income, changes in stockholders’ deficit and redeemable noncontrolling interest, and cash flows for each of the three years in the period ended December 31, 2014, and the notes related thereto and the financial statement schedule (incorporated by reference to Item 8 and Financial Statement Schedule II of Item 15 of DIRECTV’s Annual Report on Form 10-K filed February 25, 2015 (SEC File No. 001-34554)).

99.2	The Report of Independent Registered Public Accounting Firm, issued by Deloitte & Touche LLP, dated February 24, 2015, relating to the DIRECTV financial statements and financial statement schedule (incorporated by reference to Item 8 of DIRECTV’s Annual Report on Form 10-K filed February 25, 2015 (SEC File No. 001-34554)).

99.3	The unaudited consolidated balance sheets of DIRECTV and subsidiaries as of June 30, 2015 and the related consolidated statements of operations, comprehensive income, and cash flows for the period ended June 30, 2015, and the notes related thereto (incorporated by reference to Item 1 of DIRECTV’s Quarterly Report on Form 10-Q/A filed October 20, 2015 (SEC File No. 001-34554)).

99.4	Unaudited Pro Forma Condensed Combined Financial Statements.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: February 19, 2016	By:	/s/ Debra L. Dial
Debra L. Dial
Senior Vice President and Controller